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                                                                   EXHIBIT 10.10

                               EXCHANGE AGREEMENT

        THIS EXCHANGE AGREEMENT (the "Agreement") is entered into effective as of July 1, 1997, by and among Immersion Corporation, a California corporation (the "Purchaser") and MicroScribe, LLC, a California limited liability company (the "IMMERSION").

                                    RECITALS

        The Purchaser desires to transfer all of its right, title and interest in and to certain intellectual property, to IMMERSION, in exchange for 1,000 Class 1 Units and 98,999 Class 2 Units of IMMERSION, in a transfer intended to qualify as a nontaxable transaction under Section 721 of the Internal Revenue Code of 1986, as amended (the "Exchange").

                                    AGREEMENT

        NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties agree as follows:

        1. Issuance and Sale of Units. Subject to the terms and conditions hereof, IMMERSION will issue and sell to the Purchaser, and the Purchaser will purchase from IMMERSION, 1,000 Class 1 Units and 98,999 Class 2 Units of IMMERSION (the "Units"). In consideration of IMMERSION's issuance of the Units, and as a contribution to the capital of IMMERSION, the Purchaser hereby assigns, transfers, and conveys to IMMERSION (the "Conveyance") all of its right, title, and interest in and to the property described on EXHIBIT A hereto (the "Property"), including the right to sue and recover for future infringements, all pending or future divisional, renewal, substitute, continuation and convention applications based in whole or in part upon the Property, all reissues and extensions of forms of protection granted related to the Property and every priority right that is or may be predicated upon or arise from the Property. The Conveyance shall be subject to IMMERSION's license of patent continuation applications to the Purchaser pursuant to the terms and conditions of the Patent License Agreement dated effective as of July 1, 1997 the ("Patent License Agreement). The IMMERSION agrees that it shall not supplement, amend, alter or otherwise modify the four (4) continuation patent applications included within the Conveyance and described on EXHIBIT A to add or include any claims relating to the Force Feedback Field of Use as defined in the Patent License Agreement.

        2. Purchaser's Representations and Warranties. The Purchaser hereby represents and warrants that, to the best of its knowledge, it has good title to the Property and the right to assign the property. This Agreement hereby binds Purchaser and its successors and assigns, to do all reasonable acts to assure that the Property shall be held by IMMERSION and enjoyed by IMMERSION as fully and entirely as the same could be held or enjoyed by the Purchaser if this Agreement were not made.

        3. Delivery of Certificate. As soon as practicable after execution of this Agreement, IMMERSION shall deliver to the Purchaser a certificate for the Units. The certificate


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representing the Units shall have endorsed thereon any legend required to be placed thereon by the California Commissioner of Corporations and the following legend:

               "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND ARE `RESTRICTED SECURITIES' AS DEFINED IN RULE 144 PROMULGATED UNDER THE ACT. THE SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE OR OTHERWISE DISTRIBUTED EXCEPT (i) IN CONJUNCTION WITH AN EFFECTIVE REGISTRATION STATEMENT FOR THE UNITS UNDER THE ACT; (ii) IN COMPLIANCE WITH RULE 144; OR (iii) PURSUANT TO AN OPINION OF COUNSEL FOR THE HOLDERS OF THE SECURITIES SATISFACTORY TO THE COMPANY STATING THAT SUCH REGISTRATION OR COMPLIANCE IS NOT REQUIRED AS TO SAID SALE, OFFER OR DISTRIBUTION."

        4. Severability. In the event that any provision of this Agreement shall be held to be or become invalid or unenforceable in certain circumstances, the validity and enforceability of the remaining provisions, or of such provision in other circumstances, shall not in any way be affected or impaired. The obligations of each Purchaser are independent obligations, and the failure of any Purchaser to perform the obligations in this Agreement will not excuse any other Purchaser from performing its obligations under this Agreement.

        5. Counterparts. This Agreement may be executed in any number of counterparts, all of which shall be deemed an original, and when taken together shall constitute one and the same Agreement.

        6. No Waiver. No waiver of any breach of this Agreement shall constitute a waiver of any other breach, whether of the same or any other covenant, term, or condition.

        7. Survival of Agreement. The parties' agreements, covenants, and warranties contained herein shall continue after the date of this Agreement.

        8. Entire Agreement. This Agreement contains the entire agreement between the parties hereto. There are no representations, agreements, arrangements or understandings, oral or written, between the parties relating to the subject matter of this Agreement which are not fully expressed herein. This Agreement may not be changed orally but only by an Agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

        9. Attorneys' Fees. The prevailing party in any action or proceeding between the parties hereto shall be entitled to recover costs and reasonable attorneys' fees, in addition to any other relief to which such party may be entitled.

        10. No Third Party Beneficiaries. All the provisions of this Agreement are intended to bind and to benefit only the Purchaser, IMMERSION, and their permitted successors and


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assigns. The parties do no not intend that any such provisions benefit, and it shall not be construed that these provisions benefit, or are enforceable by, any creditors or other third parties.

        11. Further Acts. The parties hereto shall perform all further acts and execute and deliver all documents that may be reasonably necessary to carry out their obligations hereunder and the purposes of this Agreement.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of July 1, 1997.

Immersion Corporation,                   MicroScribe, LLC,

a California corporation                 a California limited liability company

By:  /s/ Louis Rosenberg                 By:  /s/ Timothy A. Lacey
   ----------------------------             -------------------------------


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                                    EXHIBIT A

        The Property hereby assigned, transferred and conveyed by Purchaser to IMMERSION includes the items listed below:

                (1)     trademarks for "Microscribe-3D" and "Personal
                        Digitizer";

                (2)     the following Microscribe software and source code:

                        (a)     Microscribe firmware;

                        (b)     Microscribe calibration software;

                        (c)     Inscribe;

                        (d)     Alias Driver;

                        (e)     Vertisketch; and

                        (f)     SDK (software development kit);

                (3)     the following Microscribe manufacturing documentation:

                        (a)     Microscribe bill of materials;

                        (b)     Microscribe drawings and database;

                        (c)     Microscribe schematics; and

                        (d)     Microscribe layout files and electronics;

                (4)     Microscribe fabrication tooling;

                (5) Microscribe calibration, production fixtures, and test electronics;

                (6)     Microscribe reseller contact information;

                (7)     Microscribe user documentation; and

                (8)     a copy of the Microscribe calibration files.

        The Property also includes Purchaser's MicroScribe design and manufacturing know-how; and the all of its right, title and interest in and to the following patents, pending patents and patent applications below:

                (1)     MicroScribe Design Patent D 377,932 (issued February 11,
                        1997).

                (2) MicroScribe Technology Patents (pending patents 08/512,084; 08/741,190; 08/744,725; and 08/739,454).

                (3)     MicroScribe PCT Patent Application (IMM1P010.P).

        In connection with the foregoing assignment of patents, and pursuant to the provisions of the Patent License Agreement by and between IMMERSION and Immersion, IMMERSION shall grant to Immersion a worldwide, royalty-free, exclusive, irrevocable, perpetual (for the duration of each product) license to make, have made, use, sell, offer to sell and import products in the Force Feedback Field of Use (as defined in the Patent License Agreement) and to sublicense such rights to affiliates and to third parties through multiple tiers of sublicenses.